Annual Report

Blue Chip
Growth
Fund

December 31, 1996

T. Rowe Price

REPORT HIGHLIGHTS

     o The stock market had another outstanding year in 1996, fueled by strong corporate earnings and robust cash flows into equity mutual funds. Blue chip stocks led the advance.

     o For the 6- and 12-month periods ended December 31, the Blue Chip Growth Fund returned 14.82% and 27.75%, respectively. The fund outpaced its Lipper peer group and the overall stock market in both periods.

     o While performance was good from technology, financial, and consumer products holdings, our positions in Great
          Lakes Chemical and PepsiCo hampered results in the second half.

     o Some of our largest purchases over the last six months were in existing holdings such as Mobil, AlliedSignal, and Merck.

     o While stock valuations are expensive, we remain positive due to the favorable economic environment and good earnings prospects for companies in the portfolio.

Fellow Shareholders

After pausing during a modest summer correction, the U.S. stock market raced to a strong finish over the last six months to cap another outstanding year. The market was fueled largely by sustained corporate earnings growth and strong cash flows into equity mutual funds. Large-capitalization, blue chip stocks led the advance.

Performance Comparison

Periods Ended 12/31/96           6 Months      12 Months
_________________________________________________________

Blue Chip Growth Fund             14.82%         27.75%

S&P 500                           11.68          22.96

Lipper Growth Funds Average        8.23          19.24

Your fund, with its emphasis on blue chips, continued to post strong results. For the six months ended December 31, the Blue Chip Growth Fund outperformed its peer group average and the overall stock market as measured by the unmanaged Standard & Poor's 500 Stock Index. For the 12-month period, your fund also outpaced both benchmarks by wide margins.

YEAR-END DISTRIBUTIONS

The fund's Directors declared an income dividend of $0.14 per share, a short-term capital gain distribution of $0.02, and a long-term capital gain of $0.06, payable December 30 to shareholders of record on December 26. Your check or statement reflecting the total distribution of $0.22 per share was mailed in early January, and Form 1099-DIV reporting the distributions for tax purposes was sent later in the month. The modest capital gain distributions reflect low turnover (buying and selling) of stocks in the fund, which enhances after-tax returns to investors who own the fund in a taxable account.

MARKET ENVIRONMENT

Following stellar gains in 1995, the U.S. stock market surprised many investors by moving steadily ahead throughout 1996. In fact, the S&P 500's returns of over 37% in 1995 and nearly 23% in 1996 represent one of the best back-to-back advances on record. While we are pleased that your fund excelled in this environment (outpacing the S&P 500 in both years), the market faces significant challenges in the months and years ahead. However, we are cautiously optimistic that many of the positive factors underlying the market will remain in place, namely subdued inflation and interest rates, steady mutual fund inflows, and sustained corporate earnings growth.

Long-term interest rates have begun to rise again, piercing 6.75% recently. In past letters, we warned that economic growth might be accelerating above the Federal Reserve's comfort level for keeping inflation at bay. While some data, including strong housing starts, support the possibility of an accelerating economy, other statistics, including those on retail sales, suggest more subdued growth. In our report six months ago, we expressed some concern over the potential inflationary effects of poor grain harvests and rising energy prices. Fortunately, the U.S. grain crop appears to have been strong. Unfortunately, energy prices have been less cooperative, with crude oil rising stubbornly above $25 a barrel and natural gas prices spiking up dramatically. This increase in energy prices must be carefully monitored for its impact on inflation, interest rates, and economic growth.

The inconsistent economies of many of our key trading partners is another risk to corporate earnings and the stock market. Japan's economy continues to stagnate under the weight of a sharp decline in real estate and stock market values. Several European economies, including Germany, are also still struggling. These key countries must grow more consistently to provide the foreign demand needed to support strong earnings growth at some U.S. multinationals. On the other hand, a strong, synchronized boom in major world economies would probably put pressure on inflation, interest rates, and, ultimately, stock valuations.


PORTFOLIO REVIEW

Although your fund has less exposure to the technology sector than the average growth fund, our holdings in this sector performed well. IBM, Intel, Cisco Systems, 3Com, Microsoft, and BMC Software were strong throughout the year, and several posted stellar gains in the second half. We bought many of these stocks (particularly IBM) when they were out of favor.

Financial stocks enjoyed another strong year as investors again focused on companies with consistent earnings growth and strong capital generation (funding significant share repurchases). Travelers Group, Freddie Mac, Chase Manhattan, Norwest, Citicorp, and Mellon Bank each generated meaningful contributions to performance.

Consumer products stocks continued to play a strong role in the fund's performance. Pfizer, SmithKline Beecham, Procter & Gamble, Philip Morris, Kimberly-Clark, Heinz, and Merck are long-term holdings that have maintained strong earnings progress. Medtronic and Boston Scientific, leading makers of products for cardiovascular applications and other medical procedures, posted powerful earnings gains and strong stock performance. Interstate Bakeries, the top producer of baked goods in the U.S., including the Wonderbread and Hostess brands, has appreciated over 50% since we purchased the stock in the third quarter.

Consumer
products
stocks
continued
to play a
strong role. . .

Manufacturing stocks were steady performers, including GE, AlliedSignal, Danaher, Corning, DuPont, and Honeywell. Energy stocks also made notable contributions to the fund, particularly British Petroleum, Cooper Cameron, and Schlumberger. Each appreciated sharply in the second half as rising energy prices and better cost management sparked improved profitability. We also found some sound investments in the struggling retail sector, getting good results from drug-store holdings Revco and Eckerd. Eckerd's stock price received an additional boost with the recent announcement of its acquisition by J.C. Penney. Supermarket giant Safeway also contributed significantly to performance.

As always, some of our holdings were disappointing, including our relatively small position in AT&T as the company's earnings suffered from intense competition in the long distance telephone market. Although we bought more shares after the stock declined sharply, our position remains very modest. We are looking for more evidence that AT&T's new management can implement the strategy needed to deal with heightened competition.

Longtime holding PepsiCo also stumbled badly when its South American beverage division experienced significant operating and financial problems. Contrary to our usual strategy of buying more shares of good companies when bad news drives down their stock prices, we did not initially add to our position in PepsiCo. Recently, after meeting with the company, we have become somewhat more confident that it can solve its problems and have begun to purchase shares opportunistically. Great Lakes Chemical continues to be a vexing holding. Profitability has deteriorated in several business lines. However, the company remains solidly profitable overall and is buying back stock aggressively. We will meet with management in the next several weeks and decide whether we want to add to our modest position.

STRATEGY

Our philosophy is to maintain positions in core holdings as long as the fundamentals remain strong and the valuations are reasonable. Consequently, much of the substantial cash flow the fund has received continues to be invested in existing holdings. For example, additions to Mobil, AlliedSignal, ACE Limited, and Merck were significant enough to be included in the fund's ten largest purchases for the past six months (as shown in the table following this letter).

However, we did add some new positions. Crown Cork & Seal, a leading packaging company with a reputation for quality and tight cost control, recently purchased Carnaud, a major European firm that specializes in beverage, food, and pharmaceutical packaging. Crown Cork has moved quickly and efficiently to assimilate Carnaud and pay down debt. While the packaging business is very competitive, we believe the company is well positioned to generate strong earnings and cash flow gains.

Chart 1 - Sector Diversification

Mid Ocean Limited is a high-quality, Bermuda-based reinsurer with consistently strong earnings and cash flow growth. Manage-ment's confidence in the strength of the business was underscored by a recent dividend increase of more than 80%. The stock now yields well over 5%, more than twice the overall stock market level. Warnaco Group is a leading maker of women's and men's garments. Its Olga and Warner bras have been profitable brands for many years, and its Calvin Klein and Chaps by Ralph Lauren product lines are also selling well. Warnaco generates strong cash flow and recently announced a major repurchase of shares. It remains to be seen whether this enhances shareholder value.

Travelers/Aetna is a leading property casualty company spun off from Travelers (which retains majority ownership). Travelers/Aetna has a unique opportunity to attain more market share by leveraging its strong position with Fortune 500 companies and by acquiring competitors. We have been impressed in the past by management's rapid improvement in the Travelers insurance businesses, and it is well ahead of key milestones in integrating Aetna's property and casualty operations. H & R Block, a highly profitable tax and information processing company, has been hampered by problems at Compuserve, its on-line data services business. Management has taken strong action to stem losses at Compuserve and will probably sell the business. The tax operations are generating very profitable growth, and management has launched several new products and services (including financial planning) that are showing promising results.

Stock
valuations
remain
expensive. . .

Among our largest sales over the last six months, we eliminated our position in Atlantic Richfield after it hit our price target, redeploying the proceeds into British Petroleum and Mobil. We also pared our holding in Ceridian, the nation's second-largest payroll processor, due to a slowdown in one of its key businesses, information processing for the gaming industry.

OUTLOOK

Stock valuations remain expensive, particularly as evidenced by the historically low dividend yield on the S&P 500. We are also wary because the market and your fund have generated strong results for two consecutive years. However, sound investing must be driven by the outlook for the general investment environment and future company earnings. We believe the outlook remains favorable for several reasons:

     o As noted in the midyear report, the threat of inflation and interest rate hikes are real but should be kept in perspective. Data suggests that the economy is still growing at a moderate pace. Equally important, the market's expectations for at least a moderate increase in inflation are now perhaps more realistic.

     o Earnings growth continues to be very strong at many blue chip U.S. companies, and the valuations of selected companies remain reasonable.

     o We are particularly impressed by the high-caliber, entrepreneurial management at many of our holdings. Through careful control of costs and proper employee incentives, many of these management teams have improved the competitiveness of their companies as well as the predictability of their earnings.

     o Many of our holdings generate significant amounts of free cash flow. Top-flight management can be trusted to use this cash to repurchase shares or make prudent acquisitions, both of which may enhance shareholder value over time.

We continue to target "all season" growth companies, those capable of sustained earnings increases regardless of the economic or interest rate environment. As always, we strive to find blue chip companies with leading market positions, seasoned managements, and strong financial fundamentals. We appreciate your continued confidence and also want to welcome our new shareholders.

Respectfully submitted,

Larry J. Puglia
President and Chairman of the Investment Advisory Committee

Thomas H. Broadus, Jr.
Executive Vice President

January 20, 1997

Sticking To Your Game Plan

Chart 2 - Time Reduces Volatility of Market Returns

In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.)
Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss - a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value.1

Above all, remember that investing is a long-distance race, not a sprint.

1 Ned Davis Research.

T. Rowe Price Blue Chip Growth Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                                Percent of
                                                Net Assets
                                                  12/31/96
___________________________________________________________

Freddie Mac                                           1.4%

AlliedSignal                                          1.3

ACE Limited                                           1.2

Travelers Group                                       1.2

Pfizer                                                1.2
___________________________________________________________

GE                                                    1.2

Philip Morris                                         1.1

Danaher                                               1.1

Mellon Bank                                           1.1

Corning                                               1.1
___________________________________________________________

Mobil                                                 1.1

British Petroleum                                     1.0

Kimberly-Clark                                        1.0

First Data                                            1.0

Chase Manhattan                                       1.0
___________________________________________________________

Norwest                                               1.0

Hubbell                                               1.0

BMC Software                                          1.0

Johnson & Johnson                                     1.0

Crown Cork & Seal                                     1.0
___________________________________________________________

IBM                                                   1.0

Columbia/HCA Healthcare                               0.9

Merck                                                 0.9

Mid Ocean Limited                                     0.9

Teleflex                                              0.9
___________________________________________________________

Total                                                26.6%

T. Rowe Price Blue Chip Growth Fund

Portfolio Highlights

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/1996

Ten Largest Purchases
_______________________

Crown Cork & Seal*

Mid Ocean Limited*

Safeway*

Mobil

Warnaco Group*

AlliedSignal

ACE Limited

Merck

Travelers/Aetna Property Casualty*

H&R Block*

Ten Largest Sales
_______________________

Atlantic Richfield**

Eckerd

Ceridian

Millipore

Smith International**

Olsten**

Xerox**

Associates First Capital**

Union Carbide**

Hercules**

*    Position added
**   Position eliminated

T. Rowe Price Blue Chip Growth Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 3 - Performance Comparison

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                             Since Inception
Periods Ended 12/31/96  1 Year  3 Years  Inception      Date
_____________________________________________________________

Blue Chip Growth Fund   27.75%   21.10%     22.41%   6/30/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Blue Chip Growth Fund

Financial Highlights

For a share outstanding throughout each period

                          Year                       6/30/93
                         Ended                            to
                      12/31/96  12/31/95  12/31/94  12/31/93
NET ASSET VALUE

Beginning of period    $ 15.09   $ 11.11   $ 11.24   $ 10.00
Investment activities
 Net investment income    0.14      0.16*     0.12*     0.05*
 Net realized and
 unrealized gain (loss)   4.05      4.05     (0.03)     1.38

 Total from
 investment activities    4.19      4.21      0.09      1.43

Distributions
 Net investment income   (0.14)    (0.15)    (0.10)    (0.05)
 Net realized gain       (0.08)    (0.08)    (0.12)    (0.14)
 Total distributions     (0.22)    (0.23)    (0.22)    (0.19)

NET ASSET VALUE

End of period          $ 19.06   $ 15.09   $ 11.11   $ 11.24
                       ______________________________________

Ratios/Supplemental Data

Total return            27.75%    37.90%*    0.80%*   14.32%*

Ratio of expenses to
average net assets       1.12%     1.25%*    1.25%*    1.25%*!

Ratio of net investment
income to average
net assets               0.87%     1.27%*    1.05%*    0.80%*!

Portfolio turnover rate  26.3%     38.1%     75.0%      89.0%!

Average commission
rate paid             $ 0.0884         -         -         -

Net assets, end of period
(in thousands)        $539,674   $146,454  $38,978   $24,651

*    Excludes expenses in excess of a 1.25% voluntary expense
     limitation in effect through 12/31/96.
!    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund

December 31, 1996

T. Rowe Price Blue Chip Growth Fund

Statement of Net Assets

                              Shares/Par          Value
In thousands
Common Stocks  89.8%

FINANCIAL  19.6%

Bank and Trust  6.5%

BANC ONE                          44,000    $     1,892

Bank of Boston                    40,000          2,570

Chase Manhattan                   61,000          5,444

Citicorp                          45,000          4,635

KeyCorp                           31,000          1,566

Mellon Bank                       82,000          5,822

NationsBank                       34,000          3,323

Northern Trust                    50,000          1,816

Norwest                          125,000          5,437

Wells Fargo                       10,000          2,698

                                                 35,203

Insurance  5.2%

ACE Limited                      110,000          6,614

American International Group      25,000          2,706

Mid Ocean Limited                 95,000          4,987

PMI Group                         55,000          3,046

Travelers/Aetna Property
Casualty (Class A)               120,000          4,245

UNUM                              52,000          3,757

W. R. Berkley                     50,000          2,553

                                                 27,908

Financial Services  7.9%

Aames Financial                   75,000          2,691

ADVANTA (Class B)                 25,000          1,020

American Express                  82,000          4,633

Fannie Mae                       120,000          4,470

Freddie Mac                       68,000          7,489

Green Tree Financial              55,000          2,124

H&R Block                        125,000          3,625

Household International           25,000          2,306

Money Store                      110,000          3,053

Sallie Mae                        48,000          4,470

Travelers Group                  144,333          6,549

                                                 42,430

Total Financial                                 105,541

UTILITIES  1.8%

Telephone Services  1.8%

ALLTEL                            80,000    $     2,510

AT&T                              55,000          2,393

SBC Communications                91,000          4,709

Total Utilities                                   9,612


CONSUMER NONDURABLES  20.3%

Beverages  0.7%

Coca-Cola                         16,000            842

PepsiCo                          100,000          2,925

                                                  3,767

Food Processing  3.8%

General Mills                     28,000          1,775

Heinz                            100,000          3,575

Interstate Bakeries               70,000          3,439

McCormick                        100,000          2,356

Nabisco Holdings (Class A)        75,000          2,916

Ralston Purina                    35,000          2,568

Sara Lee                         110,000          4,097

                                                 20,726

Hospital Supplies/Hospital Management  3.2%

Boston Scientific *               67,000          4,020

Columbia/HCA Healthcare          125,000          5,094

Medtronic                         50,000          3,400

Millipore                         25,000          1,034

Vencor *                         110,000          3,479

                                                 17,027

Pharmaceuticals  6.7%

American Home Products            65,000          3,811

Amgen *                           40,000          2,177

Eli Lilly                         35,000          2,555

Johnson & Johnson                107,000          5,323

Merck                             64,000          5,072

Pfizer                            79,000          6,547

Schering-Plough                   52,000          3,367

SmithKline Beecham ADR            66,000          4,488

Warner-Lambert                    38,000    $     2,850

                                                 36,190

Health Care Services  1.4%

Apria Healthcare *               100,000          1,875

PacifiCare Health Systems
(Class B) *                       42,000          3,575

United HealthCare                 50,000          2,250

                                                  7,700

Miscellaneous Consumer Products  4.5%

Colgate-Palmolive                 10,000            922

CUC International *              120,000          2,850

Jones Apparel Group *             85,000          3,177

Newell                           100,000          3,150

Philip Morris                     54,000          6,082

Procter & Gamble                  40,000          4,300

Richfood Holdings                154,600          3,749

                                                 24,230

Total Consumer Nondurables                      109,640

CONSUMER SERVICES  10.4%

General Merchandisers  0.9%

Warnaco Group (Class A)          155,000          4,592

                                                  4,592

Specialty Merchandisers  5.6%

American Stores                   65,000          2,657

Circuit City Stores               25,000            753

Eckerd *                          15,646            501

Federated Department Stores *    110,000          3,754

General Nutrition *              160,000          2,720

Home Depot                        50,000          2,506

Kohl's *                          75,000          2,944

Revco *                          110,000          4,070

Safeway *                        110,000          4,702

Staples *                         75,000          1,355

Tupperware                        82,000          4,397

                                                 30,359

Entertainment and Leisure  2.6%

Carnival (Class A)               100,000          3,300

Disney                            70,000          4,874

ITT *                             47,000    $     2,038

McDonald's                        85,000          3,846

                                                 14,058

Media and Communications  1.3%

Catalina Marketing *              37,000          2,040

Time Warner                       67,000          2,512

Vodafone ADR                      60,000          2,483

                                                  7,035

Total Consumer Services                          56,044

CONSUMER CYCLICALS  2.5%
Automobiles and Related  0.2%

Lear *                            25,000            853

                                                    853
Miscellaneous Consumer Durables  2.3%

Corning                          125,000          5,781

Eastman Kodak                     55,000          4,414

Masco                             65,000          2,340

                                                 12,535

Total Consumer Cyclicals                         13,388

TECHNOLOGY  9.1%

Electronic Components  1.8%

Intel                             33,000          4,321

Linear Technology                 27,000          1,184

Maxim Integrated Products *       55,000          2,382

Xilinx *                          55,000          2,025

                                                  9,912

Electronic Systems  1.5%

ADT*                             150,000          3,431

Hewlett-Packard                   31,000          1,558

Honeywell                         47,000          3,090

                                                  8,079

Information Processing  0.9%

IBM                               34,000          5,134

                                                  5,134

Office Automation  0.3%
Ceridian *                        40,000    $     1,620

                                                  1,620

Specialized Computer  0.2%

Silicon Graphics *                50,000          1,275

                                                  1,275

Telecommunications Equipment  2.4%

3Com *                            59,000          4,326

Cisco Systems *                   54,000          3,439

LM Ericsson (Class B) ADR         55,000          1,660

MCI                              100,000          3,269

                                                 12,694

Aerospace and Defense  2.0%

AlliedSignal                     104,000          6,968

Lockheed Martin                   40,000          3,660

                                                 10,628

Total Technology                                 49,342

CAPITAL EQUIPMENT  5.4%

Electrical Equipment  3.4%

Emerson Electric                  33,000          3,193

GE                                66,000          6,526

Hubbell (Class B)                125,000          5,406

Tyco International                64,000          3,384

                                                 18,509
Machinery  2.0%

Danaher                          125,000          5,828

Teleflex                          95,000          4,952

                                                 10,780

Total Capital Equipment                          29,289


BUSINESS SERVICES AND
TRANSPORTATION  9.3%

Computer Service and Software  6.9%

Adobe Systems                     40,000          1,498

Ascend Communications *           27,000          1,677

Automatic Data Processing         79,000          3,387

BMC Software *                   130,000    $     5,403

Electronic Data Systems           58,000          2,509

First Data                       150,506          5,493

Informix *                        65,000          1,328

Microsoft *                       32,000          2,646

National Data                     55,000          2,393

Oracle *                          70,000          2,918

Reynolds & Reynolds              120,000          3,120

SunGard Data Systems *            79,000          3,150

Synopsys *                        40,000          1,840

                                                 37,362

Distribution Services  0.9%

Alco Standard                     87,000          4,492

                                                  4,492

Environmental  0.4%

USA Waste Services *              70,000          2,231

                                                  2,231

Miscellaneous Business Services  0.5%

Wallace Computer                  75,000          2,588

                                                  2,588

Railroads  0.6%

Burlington Northern Santa Fe      38,000          3,282

                                                  3,282

Total Business Services and
Transportation                                   49,955

ENERGY  3.7%
Energy Services  1.5%

BJ Services *                     50,000          2,550

Halliburton                       64,000          3,856

Schlumberger                      19,000          1,897

                                                  8,303
Integrated Petroleum - Domestic  1.1%
British Petroleum ADR             40,000          5,655

                                                  5,655
Integrated Petroleum - International  1.1%

Mobil                             47,000          5,746

                                                  5,746

Total Energy                                     19,704

PROCESS INDUSTRIES  3.0%

Diversified Chemicals  0.7%

DuPont                            40,000    $     3,775

                                                  3,775

Specialty Chemicals  1.0%

A. Schulman                      100,000          2,463

Great Lakes Chemical              70,000          3,272

                                                  5,735

Paper and Paper Products  1.3%

Kimberly-Clark                    58,000          5,524

Willamette Industries             19,000          1,323

                                                  6,847

Total Process Industries                         16,357

BASIC MATERIALS  1.6%

Metals  0.3%
Nucor                             30,000          1,530

                                                  1,530

Mining  0.3%

Newmont Mining                    40,000          1,790

                                                  1,790

Miscellaneous Materials  1.0%

Crown Cork & Seal                 95,000          5,166

                                                  5,166

Total Basic Materials                             8,486

Miscellaneous Common Stocks
3.1%                                             16,997

Total Common Stocks (Cost
$399,175)                                       484,355

Short-Term Investments  10.7%

Commercial Paper  10.3%

Beta Finance, 4(2), 5.30%,
2/21/97                     $  4,000,000          3,970

BHF Finance (Delaware),
5.30%, 4/11/97                 5,000,000          4,926

Ciesco, 5.35%, 2/12/97         5,000,000          4,969

Delaware Funding, 4(2),
5.33% - 5.35%, 2/7 -
2/28/97                        9,425,000          9,361

Investments in Commercial
Paper through a joint account
   6.75% - 7.10%, 1/2/97      12,345,872         12,344

Island Finance Puerto Rico,
5.47%, 1/9/97               $  5,000,000    $     4,994

Kingdom of Sweden, 5.39%,
1/10/97                        3,000,000          2,996

Korea Development Bank,
5.33%, 2/27/97                 4,000,000          3,966

Merrill Lynch & Co.,
5.34%, 1/24/97                 3,000,000          2,990

Preferred Receivables
Funding, 5.33%, 1/13/97        5,430,000          5,420

                                                 55,936
Medium-Term Notes  0.4%

Morgan Stanley Group,
VR, 5.656%, 1/31/97            2,000,000          2,001

                                                  2,001

Total Short-Term
Investments (Cost  $57,937)                      57,937

Total Investments in
Securities 100.5% of Net
Assets (Cost $457,112)                      $   542,292

Other Assets Less Liabilities                   (2,618)

NET ASSETS                                  $   539,674
                                            ____________

Net Assets Consist of:

Accumulated net realized gain/
loss - net of distributions                 $     1,810

Net unrealized gain (loss)                       85,180

Paid-in-capital applicable
to 28,309,556 shares of
$0.0001 par value capital
stock outstanding;
1,000,000,000 shares
authorized                                      452,684

NET ASSETS                                  $   539,674
                                            ____________

NET ASSET VALUE PER SHARE                   $     19.06
                                            ____________


*    Non-income producing
VR   Variable rate
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund

Statement of Operations

In thousands
                                                   Year
                                                  Ended
                                               12/31/96

Investment Income

Income
  Dividend                                  $     3,557
  Interest                                        1,947

  Total income                                    5,504

Expenses
  Investment management                           1,924
  Shareholder servicing                             754
  Registration                                      169
  Custody and accounting                            123
  Prospectus and shareholder reports                 51
  Legal and audit                                    15
  Directors                                           9
  Miscellaneous                                      15
  Reimbursed to Manager                              30

  Total expenses                                  3,090

Net investment income                             2,414

Realized and Unrealized Gain (Loss)

  Net realized gain (loss) on securities          4,994

  Change in net unrealized gain or loss
  on securities                                  62,004

Net realized and unrealized gain (loss)          66,998

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                      $    69,412
                                            ____________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund

Statement of Changes in Net Assets

In thousands

                                           Year
                                          Ended
                                       12/31/96     12/31/95
Increase (Decrease) in Net Assets
Operations

Net investment income                $    2,414   $    1,069
  Net realized gain (loss)                4,994        1,484
  Change in net unrealized gain
  or loss                                62,004       22,108

  Increase (decrease) in net
  assets from operations                 69,412       24,661

Distributions to shareholders
  Net investment income                  (3,801)      (1,428)
  Net realized gain                      (2,192)        (761)

  Decrease in net assets from
  distributions                          (5,993)      (2,189)

Capital share transactions*
  Shares sold                           423,555      117,768
  Distributions reinvested                5,800        2,073
  Shares redeemed                      (101,053)     (35,383)

  Increase (decrease) in net assets
  from capital share transactions       328,302       84,458

  Net equalization                        1,499          546

Net Assets

Increase (decrease) during period       393,220      107,476
Beginning of period                     146,454       38,978

End of period                        $  539,674   $  146,454
                                     ________________________

*Share information
  Shares sold                            24,262        8,666
  Distributions reinvested                  302          138
  Shares redeemed                        (5,958)      (2,609)

  Increase (decrease) in shares
  outstanding                            18,606        6,195

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund

December 31, 1996

Notes to Financial Statements

T. Rowe Price Blue Chip Growth Fund

Note 1 - Significant Accounting Policies

T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1993.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $358,851,000 and $65,252,000, respectively, for the year ended December 31, 1996.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

Undistributed net investment income         $       (112,000)
Undistributed net realized gain                   (1,376,000)
Paid-in-capital                                    1,488,000

At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $457,112,000, and net unrealized gain aggregated $85,180,000, of which $88,241,000 related to appreciated investments and $3,061,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $276,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1996, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Thereafter, through December 31, 1998, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.25%. Pursuant to this and a previous agreement, $214,000 of unaccrued 1993-1995 fees and expenses were repaid during the year ended December 31, 1996.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $634,000 for the year ended December 31, 1996, of which $71,000 was payable at period-end.

T. Rowe Price Blue Chip Growth Fund

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Blue Chip Growth Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Blue Chip Growth Fund, Inc. (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 20, 1997

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Blue Chip Growth Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
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31st Floor
515 South Flower St.
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10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
RPRTBCG  12/31/96

Chart 1 - Sector Diversification - A pie chart showing sector diversification on 12/31/96.

Chart 2 - Time Reduces Volatility of Market Returns - An 8-bar chart showing best and worst annualized total returns of stocks for various rolling time periods between 1950 and 1996.

Chart 3 - Performance Comparison - Sector Diversification pie chart showing Consumer Nondurables 20%, Financial 19%, Consumer Services/Consumer Cyclicals 14%, Business Services and Transportation 10%, Capital Equipment/Process Industries/Basic Materials 10%, Technology 10%, Reserves 10%, Energy and Utilities 7%.